EXHIBIT 10.1.7

Execution version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

Third Amendment to Servicing Agreement

This THIRD AMENDMENT TO SERVICING AGREEMENT, dated as of August 15, 2022 (this “Amendment”), is entered into by and among PAGE NINE FUNDING LLC, a Delaware limited liability company (the “Borrower”), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (“CPS”) as Servicer (together with its successors and assigns in such capacity, the “Servicer”) and ARES AGENT SERVICES, L.P. (“Ares”), as the Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent”) for the Lenders.

RECITALS:

WHEREAS, the Borrower entered into that certain Second Amended and Restated Revolving Credit Agreement, dated as of June 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with CPS, the financial institutions from time to time party thereto as Lenders, the Administrative Agent and Collateral Agent, whereby the Lenders have made certain loans to the Borrower;

WHEREAS, in connection therewith, the parties hereto are party to that certain Servicing Agreement, dated as of November 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), pursuant to which the Servicer services Receivables on behalf of the Collateral Agent for the benefit of the Lenders and performs other obligations;

WHEREAS, the parties hereto desire to amend the Servicing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined, including in the preamble, recitals, exhibits and schedules hereto, shall have the meanings given them in the Credit Agreement or the Servicing Agreement.

Section 2.	AmendmentS to Servicing Agreement

2.1.          The definition of “Adjusted Tangible Net Worth” in Section 1.1 of the Servicing Agreement is hereby amended in its entirety to read as follows:

““Adjusted Tangible Net Worth” means, with respect to any Fiscal Quarter, the total shareholders’ equity of CPS and its consolidated Subsidiaries that, in accordance with GAAP, is reflected on the consolidated balance sheet of CPS and its consolidated Subsidiaries as of the end of such Fiscal Quarter, plus (i) the cumulative amount of negative adjustments made to the valuation of the net deferred tax assets minus (ii) the aggregate amount of CPS’s and its consolidated Subsidiaries’ intangible assets, including without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights and service marks.”

2.2.          Section 3.6 of the Servicing Agreement is hereby amended in its entirety to read as follows:

“SECTION 3.6. Financial Covenants.

So long as CPS or an Affiliate thereof is the Servicer, the Servicer shall maintain (i) as of the end of each Fiscal Quarter, an Adjusted Tangible Net Worth of at least (x) [***] plus (y) [***] of positive net income for each Fiscal Quarter after January 1, 2022, (ii) at the end of each calendar month, (x) Available Liquidity of at least [***] and (y) Cash and Cash Equivalents of at least [***] and (iii) as of the end of each Fiscal Quarter, a ratio of Indebtedness (including only recourse and residual debt) to Adjusted Tangible Net Worth of no more than [***]”

1

Section 3.	Effective DATE

This Amendment shall become effective as of the date hereof.

Section 4.	MISCELLANEOUS

4.1.          Amended Terms .

On and after the date hereof, all references to the Servicing Agreement in each of the Credit Documents shall hereafter mean the Servicing Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Servicing Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2.          Credit Documents.

This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.3.          Counterparts; Electronic Signatures; Severability; Integration..

This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of instruments when required under any Signature Law due to the character or intended character of the writings.

4.4.          GOVERNING LAW.

THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

4.5.          CONSENT TO JURISDICTION.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST CPS OR THE BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE SERVICING AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH OF CPS AND THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 13.1 OF THE CREDIT AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER CPS OR THE BORROWER, AS APPLICABLE, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT AGENTS, THE LENDERS AND WELLS FARGO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST CPS OR THE BORROWER, AS APPLICABLE, IN THE COURTS OF ANY OTHER JURISDICTION.

2

4.6.          SERVICE OF PROCESS.

EACH OF CPS AND THE BORROWER HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION 13.1 OF THE CREDIT AGREEMENT, AND HEREBY APPOINTS CT CORPORATION SYSTEM, 111 8TH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AS ITS AGENT TO RECEIVE SUCH SERVICE OF PROCESS. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST CPS OR THE BORROWER, AS APPLICABLE, IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE. IN THE EVENT CT CORPORATION SYSTEM SHALL NOT BE ABLE TO ACCEPT SERVICE OF PROCESS AS AFORESAID AND IF CPS OR THE BORROWER, AS APPLICABLE, SHALL NOT MAINTAIN AN OFFICE IN NEW YORK CITY, SUCH CREDIT PARTY SHALL PROMPTLY APPOINT AND MAINTAIN AN AGENT QUALIFIED TO ACT AS AN AGENT FOR SERVICE OF PROCESS WITH RESPECT TO THE COURTS SPECIFIED IN SECTION 7(f) ABOVE, AND ACCEPTABLE TO THE ADMINISTRATIVE AGENT, AS CPS’ OR THE BORROWER’S, AS APPLICABLE, AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THE BORROWER’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION, SUIT OR PROCEEDING.

4.7.          Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Borrower, CPS, each Lender, the Collateral Agent, the Administrative Agent and their respective successors and permitted assigns.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PAGE NINE FUNDING LLC, as Borrower

By:	/s/ Danny Bharwani
Name: Danny Bharwani
Title: VP

CONSUMER PORTFOLIO SERVICES, INC.

By:	/s/ Danny Bharwani
Name: Danny Bharwani
Title: VP

ARES AGENT SERVICES, L.P., as Administrative Agent and as Collateral Agent

By:	/s/ Joel Holsinger
Name: Joel Holsinger
Title: Authorized Signatory

Signature page to Third Amendment to Servicing Agreement

4

Consented to and agreed by:

SOUTHERN ATLANTIC RE INC., as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

CAPITOL LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

AMERICAN FAMILY LIFE ASSURANCE COMPANY OF COLUMBUS, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

RSUI INDEMNITY COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

TRANSATLANTIC REINSURANCE COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

\

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

Signature page to Third Amendment to Servicing Agreement

5

COMPSOURCE MUTUAL INSURANCE COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC (POOL III), as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

ARES COMMERCIAL FINANCE LP, as a Lender

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Authorized Signatory

APC HOLDINGS II, L.P., as a Lender

By:	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Authorized Signatory

Signature page to Third Amendment to Servicing Agreement

6